Exhibit 10.3

PORTIONS OF THIS AGREEMENT HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS, WHICH ARE MARKED BY ASTERISKS (“***”).

FIFTEENTH AMENDMENT
TO
LOAN AND SECURITY AGREEMENT

This Fifteenth Amendment to Loan and Security Agreement is entered into as of January 15, 2016 (the “Amendment”), by and between AVIDBANK CORPORATE FINANCE, a division of AVIDBANK (“Bank”), and USA TECHNOLOGIES, INC. (“Borrower”).

RECITALS

A.           Borrower and Bank are parties to that certain Loan and Security Agreement dated as of June 21, 2012 and that certain First Amendment to Loan and Security Agreement dated as of January 1, 2013, that certain Second Amendment to Loan & Security Agreement dated as of April 2, 2013, that certain Third Amendment to Loan and Security Agreement dated as of April 11, 2013, that certain Fourth Amendment to Loan and Security Agreement dated as of April 29, 2013, that certain Fifth Amendment to Loan and Security Agreement dated as of September 26, 2013, that certain Sixth Amendment to Loan and Security Agreement dated as of May 15, 2014, that certain Seventh Amendment to Loan and Security Agreement dated as of June 17, 2014, that certain Eighth Amendment to Loan and Security Agreement dated as of June 30, 2014, that certain Ninth Amendment to Loan and Security Agreement dated as of September 30, 2014, that certain Tenth Amendment to Loan and Security Agreement dated as of April 17, 2015, that certain Eleventh Amendment to Loan and Security Agreement dated as of May 19, 2015, that certain Twelfth Amendment to Loan and Security Agreement dated as of June 18, 2015, certain Thirteenth Amendment to Loan and Security Agreement dated as of July 31, 2015 and certain Fourteenth Amendment to Loan and Security Agreement dated as of August 14, 2015 (collectively, the “Agreement”). Borrower and Bank desire to amend the Agreement in accordance with the terms set forth herein.

B.           Borrower has also informed Bank that it intends to acquire substantially all of the assets of Vendscreen, Inc. (“Seller”) on substantially similar terms and conditions set forth in the Asset Purchase Agreement between Borrower, Seller and the other parties named therein attached hereto as Exhibit A (the “Proposed Transaction”). Borrowers have requested that Bank consent to the Proposed Transaction, and Bank has agreed to provide its consent with respect to the Proposed Transaction, in accordance with the terms set forth herein.

AGREEMENT

NOW, THEREFORE, the parties agree as follows:

1.            Notwithstanding the prohibition set forth in Section 7.7 of the Loan Agreement and subject to and upon the terms and conditions hereof, Bank consents to the Proposed Transaction. Borrower (i) represents and warrants that the assets being acquired from Seller (the “Assets”) shall be free and clear of any Liens and Borrower shall provide evidence to Bank that the Lien on the Assets in favor of 3X5 Special Opportunity Fund, L.P. has been terminated as of the closing of the Proposed Transaction; (ii) acknowledges and agrees upon consummation of the Proposed Transaction, the Assets shall automatically constitute Collateral under the Loan Agreement; (iii) authorizes Bank to file any financing statements in such jurisdictions and offices as the Bank deems necessary in connection with the perfection of a security interest in such Collateral.

2.            The foregoing consent from Bank is conditioned upon the following: Borrower shall (x) within one (1) Business Day of execution, deliver to Bank the fully executed copy of the Asset Purchase Agreement with respect to the Proposed Transaction, together with all schedules, exhibits and ancillary documents entered into in connection therewith, which shall be in form and substance substantially similar to Exhibit A attached hereto, without any material deviation, (y) within thirty (30) days following the closing of the Proposed Transaction, deliver to Bank its annual operating projections (including income statements, balance sheets and cash flow statements presented in a monthly format) for 2016, in form and substance reasonably satisfactory to Bank; and (z) promptly (within one (1) Business Day) of the consummation of the Proposed Transaction, execute and deliver to Bank a short form intellectual property security agreement with respect to the intellectual property (including all patents, trademarks and copyrights) acquired from Seller. Failure to timely comply with any of the foregoing shall constitute an immediate Event of Default to which no cure period applies.

3.            The following definitions are hereby added to Section 1.1 of the Agreement:

“Debt Service Coverage Ratio” means, as of the end of each quarter (the “Measurement Period”), the product of (i) Adjusted EBITDA divided by (ii) the interest owing on the Revolving Facility and Term Loan during the Measurement Period plus the scheduled principal payments on the Term Loan during the Measurement Period.

“VendScreen Asset Purchase” means Borrower’s acquisition of the assets of Vendscreen, Inc. pursuant to that certain Asset Purchase Agreement between Borrower and Vendscreen, Inc.

4.            The following definitions in Section 1.1 of the Agreement are amended and restated in their entirety to read as follows:

“Adjusted EBITDA” means net income (loss) before interest income, interest expense, income taxes, depreciation, amortization, rent/lease expense pursuant to sale/leaseback equipment transaction that occurred in 2014, and change in fair value of warrant liabilities and stock-based compensation expense, and the one-time costs and expenses incurred or accrued by Borrower in connection with the VendScreen Asset Purchase.

“Credit Extension” means each Advance, the Term Loan, or any other extension of credit by Bank for the benefit of Borrower hereunder.

“Revolving Line” means, as of any measurement date, a credit extension of up to Seven Million Five Hundred Thousand Dollars ($7,500,000) less the then outstanding principal amount of the Term Loan.

5.           The following is added as a new subsection (b) following the end of Section 2.1(a) of the Agreement:

(b)           Term Loan.

(i)           Subject to and upon the terms and conditions of this Agreement, Bank agrees to make a single term loan cash advance to Borrower (the “Term Loan”) in an aggregate principal amount of Three Million Dollars ($3,000,000). The Term Loan shall be made to Borrower on or prior to the closing of the VendScreen Asset Purchase (the “Funding Date”), and the proceeds of the Term Loan shall be used to repay an Advance of $3,000,000 currently outstanding under the Revolving Facility drawn in December 2015 to finance the VendScreen Asset Purchase.

(ii)         Interest shall accrue from the Funding Date at the rate specified in Section 2.3, and shall be payable monthly on the tenth day of each month so long as the Term Loan is outstanding, beginning with the tenth day of the first month following the Funding Date. Beginning on the tenth day of the first month following the first anniversary of the Funding Date and continuing on the tenth day of each month thereafter for a period of twenty three (23) months, Borrower shall make equal monthly payments of principal based on a five year (i.e. 60 month) amortization schedule. On the tenth day of the twenty forth (24th) month following the first anniversary of the Funding Date (the “Term Loan Maturity Date”), all amounts owing with respect to the Term Loan, including all outstanding principal, accrued interest, and Bank Expenses, shall be immediately due and payable.

(iii)        Borrower shall have the option to prepay any or all of the Term Loan made by Bank under this Agreement without penalty or premium.

(iv)        When Borrower desires the Term Loan to be made, Borrower will notify Bank no later than 3:00 p.m. Pacific Time, on the Business Day that is at least one day prior to the date the Term Loan is requested to be made. Each such notification shall be made by delivering to Bank a request form in substantially the form of Exhibit B-1 attached hereto. Bank is authorized to make Term Loan under this Agreement, based upon instructions received from a Responsible Officer or a designee of a Responsible Officer; and Bank shall be entitled to rely on any notice given by a person who Bank reasonably believes to be a Responsible Officer or a designee thereof, and Borrower shall indemnify and hold Bank harmless for any damages or loss suffered by Bank as a result of such reliance.

6.            The following is added to the end of Section 2.3(a):

Except as set forth in Section 2.3(b), the Term Loan shall bear interest, on the outstanding Daily Balance thereof, at a rate equal to 1.75% above the Prime Rate; provided however that in no event shall the applicable interest rate be less than five percent (5.0%).

7.            The first two sentences in Section 2.3(c) are amended and restated in their entirety to read as follows:

Accrued interest with respect to the Revolving Facility shall be due and payable in arrears on the first business day of each month during the term hereof. The minimum interest payable with respect to the Revolving Facility for each six month period, measured beginning with the period ending six months from the Closing Date, and for each successive six month period thereafter, shall be Twenty Thousand Dollars ($20,000).

8.            The following is added as a new Section 6.14 to the end of Section 6 of the Agreement:

6.14         Minimum Debt Service Coverage Ratio. Borrower shall achieve a minimum Debt Service Coverage Ratio of at least ***, measured on a quarterly basis.

9.           The Exhibit B-1 attached hereto is incorporated in its entirety as Exhibit B-1 to the Agreement.

8.           Exhibits C and D to the Agreement is replaced in its entirety with Exhibits C and D attached hereto.

9.           Unless otherwise defined, all initially capitalized terms in this Amendment shall be as defined in the Agreement. The Agreement, as amended hereby, shall be and remain in full force and effect in accordance with its respective terms and hereby is ratified and confirmed in all respects. Except as expressly set forth herein, the execution, delivery, and performance of this Amendment shall not operate as a waiver of, or as an amendment of, any right, power, or remedy of Bank under the Agreement, as in effect prior to the date hereof. Borrower ratifies and reaffirms the continuing effectiveness of all agreements entered into in connection with the Agreement.

10.         Borrower represents and warrants that the representations and warranties contained in the Agreement are true and correct as of the date of this Amendment, and that no Event of Default has occurred and is continuing.

11.         This Amendment may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one instrument. In the event that any signature is delivered by facsimile transmission or by e-mail delivery of a “.pdf” format data file, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such facsimile or “.pdf” signature page were an original hereof. Notwithstanding the foregoing, Borrower shall deliver all original signed documents no later than ten (10) Business Days following the date of execution.

12.         As a condition to the effectiveness of this Amendment, Bank shall have received, in form and substance satisfactory to Bank, the following:

(a)          this Amendment, duly executed by Borrower;

(b)          corporate resolution and incumbency certificate;

(c)          affirmation of guarantees; and

(d)          payment of a facility fee in the amount of $30,000 with respect to the Term Loan, plus a prorated facility fee with respect to the Revolving Facility in the amount of $1,667, plus all Bank Expenses incurred by Bank through the date hereof.

[remainder of this page intentionally left blank]

IN WITNESS WHEREOF, the undersigned have executed this Amendment as of the first date above written.

USA TECHNOLOGIES, INC.

By:	/s/ Stephen P. Herbert

Name:	Stephen P. Herbert

Title:	Chief Executive Officer

AVIDBANK CORPORATE FINANCE,
a division of AVIDBANK

By:	/s/ Jeffrey Javier

Name:	Jeffrey Javier

Title:	SVP, Head of Business Development

EXHIBIT A

ASSET PURCHASE AGREEMENT

EXHIBIT B-1
TERM LOAN REQUEST FORM

Date: _____________

Borrower:	USA TECHNOLOGIES, INC.

Client ID:	____________

The undersigned hereby request a Term Loan in the amount of $3,000,000 in accordance with the terms set forth in the Loan and Security Agreement between the Borrower and Bank.

The undersigned also requests that the proceeds of the Term Loan are to be applied to repay outstanding Advances under the Revolving Facility.

The undersigned represents and warrants, on behalf of Borrower that the foregoing is true, complete and correct in all material respects, and that the information reflected in this certificate complies with the representations and warranties set forth in the Loan and Security Agreement between the Borrower and Bank.

BORROWER:

USA Technologies, Inc.

By:
Authorized Signor

Print Name:

Title:

Bank Use Only

Received by:		Date:
AUTHORIZED SIGNER

Approved by:		Date:
AUTHORIZED SIGNER

EXHIBIT C
BORROWING BASE CERTIFICATE

Borrower: USA TECHNOLOGIES, INC.	Lender: Avidbank Corporate Finance,
a division of Avidbank
Commitment Amount: $7,500,000

REVENUES FROM NON-INVOICED ACCOUNTS RECEIVABLES

1. Prior three-months networking service fees/transaction processing revenues	$___________
2. Adjustments to Revenues, if any	$___________
3. Total Processing Revenues (#1 minus #2)	$___________
4. Loan Value of Processing Revenues (80% of #3)	$___________

BALANCES

5. Maximum Loan Amount	$7,500,000
6. Total Funds Available [Lesser of #4 or (#5)]	$___________
7. Present balance owing on Revolving Line	$___________
8. Present balance owing on Term Loan	$___________
9. AVAILABLE BORROWING / RESERVE POSITION (#6 minus #7 minus #8)	$___________

The undersigned represents and warrants that the foregoing is true, complete and correct, and that the information reflected in this Borrowing Base Certificate complies with the representations and warranties set forth in the Loan and Security Agreement between the undersigned and Avidbank Corporate Finance, a division of Avidbank.

USA TECHNOLOGIES, INC.

By:
Authorized Signer

EXHIBIT D
COMPLIANCE CERTIFICATE

TO:	AVIDBANK CORPORATE FINANCE, A DIVISION OF AVIDBANK
FROM:	USA TECHNOLOGIES, INC.

The undersigned authorized officer of USA TECHNOLOGIES, INC. hereby certifies that in accordance with the terms and conditions of the Loan and Security Agreement between Borrower and Bank (the “Agreement”), (i) Borrower is in complete compliance for the period ending _______________ with all required covenants except as noted below and (ii) all representations and warranties of Borrower stated in the Agreement are true and correct as of the date hereof. Attached herewith are the required documents supporting the above certification. The officer further certifies that these are prepared in accordance with Generally Accepted Accounting Principles (GAAP) and are consistently applied from one period to the next except as explained in an accompanying letter or footnotes.

Please indicate compliance status by circling Yes/No under “Complies” column.

Reporting Covenant	Required	Complies
Schedule of Revenue Proceeds	Weekly	Yes	No
Transaction Report of Cash Disbursements & Collections	Weekly	Yes	No
Trailing 3 months revenue report	Monthly within 20 days	Yes	No
A/R & A/P Agings	Monthly within 20 days	Yes	No
Borrowing Base Certificate and Compliance Certificate	Monthly within 20 days	Yes	No
Monthly statements from JPMorgan Chase	Monthly within 5 days of receipt	Yes	No
Monthly bank statements from Univest Bank and Trust Co.	Monthly within 20 days of receipt	Yes	No
Monthly financial statements	Monthly within 20 days	Yes	No
Annual Projections	Within 30 days of fiscal year beginning	Yes	No
Quarterly financial statements (Form 10Q)	Quarterly within 45 days	Yes	No
Annual financial statements (CPA Audited; Form 10K)	FYE within 120 days	Yes	No
A/R Audit	Semi-Annual	Yes	No
IP Notices	As required under Section 6.11	Yes	No

Financial Covenant	Required	Actual	Complies
RML for month ended _______________		$__________	Yes	No
When RML is negative, Minimum Liquidity of at least:	6 months RML	$__________	Yes	No
When RML is positive, ratio of Current Assets to Current Liabilities of at least:	1.00 to 1.00	________ : 1.00	Yes	No
Minimum Adjusted EBITDA for quarters ending:
December 31, 2015	$***	$__________	Yes	No
March 31, 2016:	$***	$__________	Yes	No
June 30, 2016:	$***	$__________	Yes	No
Minimum Quarterly Debt Service Coverage Ratio:	***	________ : ***	Yes	No

Comments Regarding Exceptions: See Attached.	BANK USE ONLY

Received by:
Sincerely,	AUTHORIZED SIGNER

Date:

Verified:
SIGNATURE	AUTHORIZED SIGNER

Date:
TITLE
	Compliance Status	Yes	No

DATE